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                                                                    EXHIBIT 10.4

                       JOINT VENTURE AGREEMENT AMENDMENT


          This Joint Venture Agreement Amendment dated as of October 30, 1998 by and among ML JWH STRATEGIC ALLOCATION FUND L.P. (the "Partnership") and JOHN W. HENRY & COMPANY, INC. ("JWH").


                              W I T N E S S E T H

          WHEREAS, the parties hereto entered an Joint Venture Agreement dated as of April 25, 1996 pursuant to which JWH is acting as a commodity trading advisor for the Partnership (as amended, the "Joint Venture Agreement;" certain defined terms are used herein as defined therein); and

          WHEREAS, the parties hereto wish to amend the Term and Termination provisions of the Joint Venture Agreement.

          NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Joint Venture Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Joint Venture Agreement as follows:

          1.   Term.  Section 13 of the Joint Venture Agreement is replaced in
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its entirety by the following:

          Unless sooner terminated pursuant to Section 14 hereof, this Joint Venture Agreement shall continue in effect until (i) December 31, 1999 or (ii) the earlier termination of the Partnership (and hence of the Joint Venture); provided, however, that the indemnity provisions set
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          forth in Sections 11 and 12 of this Agreement shall survive any such termination of this Joint Venture Agreement for 3 years from the date that Units are sold to the public.

          This Joint Venture Agreement will be automatically renewed, for successive annual terms, unless either party provides the other party with 90 days' prior written notice of its intention not to renew.

          2.   Termination.  The fourth paragraph of Section 14 of the Joint
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Venture Agreement is replaced in its entirety by the following:

          JWH may, as of the end of any calendar month upon 90 days' prior written notice, terminate this Agreement.
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          3.   Acknowledgement of Previous Renewals.  The parties hereto
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acknowledge that the Joint Venture Agreement was previously renewed for one-year terms as of September 30, 1997 and as of September 30, 1998.

          4.   Entire Agreement.  This Amendment, together with the Joint
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Venture Agreement and all amendments thereto, constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

          5.   Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

          6.   Counterparts.  This Amendment may be executed in one or more
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counterparts, each of which shall, however, together constitute one and the same documents.

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          IN WITNESS WHEREOF, the undersigned have hereto duly set forth their hand as of the 30th day of October 1998.


                                     ML JWH STRATEGIC ALLOCATION FUND L.P.

                                     By: MERRILL LYNCH INVESTMENT
                                     PARTNERS INC., its general partner


                                     By:
                                          ------------------------------
                                          Name:  Steven B. Olgin
                                          Title: Vice President


                                     JOHN W. HENRY & COMPANY, INC.



                                     By:
                                          ------------------------------
                                          Name:  David Kozak
                                          Title: General Counsel

Confirmed:
not as a Joint Venturer but
solely for the limited purposes
set forth herein

MERRILL LYNCH FUTURES INC.



By:
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     Name:  John R. Frawley, Jr.
     Title: Co-Chairman

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